DOLLAR RESERVES
11 Hanover Square, New York, NY 10005 1-888-503-FUND for Investment Information 1-888-503-VOICE for Shareholder Services www.mutualfunds.net

                                                               February 10, 1999


Fellow Shareholders:

     It is a pleasure to welcome shareholders of the Fund who have joined us since our June 30, 1998 Report, either by opening accounts directly, or through their Bull & Bear Securities discount brokerage accounts, where customer's cash balances are promptly put to work by being automatically swept into shares of the Fund.

     The Fund's approach of investing exclusively in short term U.S. Government securities, the income from which is generally free from state income and personal property taxes, makes it a sound choice for safety conscious investors. The Fund also offers the added convenience of free, unlimited check writing and no charge for the personalized checks for your account.

                               Review and Outlook

     The Federal Reserve's Open Market Committee lowered its target Federal Funds rate by 0.25% at two regularly scheduled fall meetings, and by an additional 0.25% in an unusual inter-meeting adjustment. Most recently, the Federal Reserve left its target level for short term rates unchanged at 4.75% in December, and to our mind has signaled a reluctance to lower rates until the impact of the previous cuts have been felt, or unless economic or market conditions shift sufficiently.

     The change in Federal Reserve Policy ended one and a half years of 5.5% short term rates. During the unsettled conditions of the fall, yields on three-month Treasury bills fell from over 5% to briefly as low as 3.6% as investors worldwide sought safety and liquidity. The Federal Reserve's decisive actions in reducing rates appear to have been successful in restoring calm to financial markets, and Treasury bill yields have risen to 4.4%. It is noteworthy that during the fall, when the Federal Reserve was lowering interest rates, the economy grew at a robust 3.7% annual rate, and the unemployment rate averaged less than 4.5%. The economy remained strong in the fourth quarter as well, growing at a robust 5.6% rate.

     Looking forward, with inflation as measured by the Consumer Price Index up only 1.6% over the last year, and rising only 0.8% in the fourth quarter _ the lowest in 40 years _ the 4.75% Federal Funds rate is still somewhat high by historic measures of inflation adjusted interest rates. Along with these relatively high "real" interest rates, the $70 billion Federal budget surplus also dampens the economy, yet the economic expansion continues. We believe the reduced impact of traditional monetary and fiscal policy may be attributed to declining import and commodity prices, high levels of industrial capacity, and increases in productivity.

     Posing a potential threat to the low rate of inflation, however, is the rapid growth in the M3 measure of dollars in circulation. The Federal Reserve reported that M3 surged by 11.3% in 1998, the highest rate of growth since the 12 months ended April 1982, during which period the inflation rate was 6.6%. Unless offset by continuing productivity gains and weak commodity prices, this rapid monetary expansion will put upward pressure on the inflation rate.

     At this point in time, we do not anticipate a change in Federal Reserve policy. Should imbalances re-emerge in financial markets, we have every confidence that the Federal Reserve will act decisively to contain any damage. Investors can be assured that the Fund will continue to invest in short term U.S. Government securities with the goal of providing maximum current income consistent with preservation of capital and maintenance of liquidity.

                      A Convenient Way to Grow Your Account

     The Fund's all-weather, income and safety conscious approach makes it an ideal vehicle for a program of steady monthly investing. To make investing in the Fund as easy, safe, convenient and affordable as possible, we offer the Investor Service Center Automatic Investment Program, with three different Plans to facilitate an automatic monthly investment of $100 or more into your regular, IRA or other type Fund account.

     o The Investor Service Center Bank Transfer Plan lets you purchase Fund shares on a certain day each month by transferring electronically the dollar amount you specify from your regular checking account, NOW account, or bank money market deposit account.

     o In the Investor Service Center Salary Investing Plan, part or all of your salary may be invested electronically in shares of the Fund on each pay date, depending upon your employer's direct deposit program.

     o The Investor Service Center Government Direct Deposit Plan allows you to deposit automatically into your Fund account part or all of certain U.S. Government payments, such as Social Security, pension benefits, military or retirement benefits, salary, veteran's benefits and most other recurring payments.

     If you have any questions or would like information on any of the Investor Service Center Funds, the Investor Service Center No-Fee Traditional, Roth or Education IRA, we would be very pleased to hear from you. Just call toll-free 1-888-503-FUND (3863), and an Investor Service Representative will be glad to assist you, as always, without any obligation on your part.

                                   Sincerely,




Thomas B. Winmill                                 Steven A. Landis
President                                         Senior Vice President
                                                  Portfolio Manager

                          BULL & BEAR DOLLAR RESERVES
             Schedule of Portfolio Investments - December 31, 1998


Principal
 Amount                                                     Yield*       Value**
---------                                                   ------     ---------
                U.S. Government Agencies (100%)

$  500,000......Federal Farm Credit, due 1/05/99 ............5.00%   $  499,990
625,000.........FederalFarm Credit, due 1/15/99 .............5.00       623,838
1,000,000.......Federal Farm Credit, due 2/01/99 ............5.00     1,000,000
1,719,000.......Federal Farm Credit, due 2/08/99 ............5.00     1,710,290
1,510,000.......Federal Farm Credit, due 3/01/99 ............5.00     1,509,591
1,500,000.......Federal Farm Credit, due 3/02/99 ............5.00     1,500,487
595,000.........Federal Farm Credit, due 3/15/99 ............5.00       589,269
425,000.........Federal Farm Credit, due 3/16/99 ............4.96       420,667
820,000.........Federal Farm Credit, due 3/16/99 ............5.00       811,657
580,000.........Federal Farm Credit, due 3/23/99 ............5.00       573,462
2,000,000.......Federal Farm Credit, due 4/01/99 ............5.00     2,002,015
700,000.........Federal Farm Credit, due 4/14/99 ............5.00       690,186
374,000.........Federal Farm Credit, due 7/15/99 ............5.00       364,479
280,000.........Federal Farm Credit, due 7/16/99 ............5.00       272,835
1,000,000.......Federal Home Loan Banks, due 1/07/99 ........5.00       999,147
750,000.........Federal Home Loan Banks, due 1/08/99 ........5.45       749,268
4,426,000.......Federal Home Loan Banks, due 1/13/99 ........5.00     4,418,924
480,000.........Federal Home Loan Banks, due 1/14/99 ........5.00       479,107
1,547,000.......Federal Home Loan Banks, due 1/15/99 ........5.00     1,544,106
967,000.........Federal Home Loan Banks, due 1/20/99 ........5.00       964,440
3,217,000.......Federal Home Loan Banks, due 1/22/99 ........5.00     3,207,973
3,000,000.......Federal Home Loan Banks, due 1/27/99 ........5.00     2,989,578
950,000.........Federal Home Loan Banks, due 1/27/99 ........5.00       950,289
415,000.........Federal Home Loan Banks, due 1/29/99 ........5.00       413,386
2,500,000.......Federal Home Loan Banks, due 2/02/99 ........5.43     2,499,952
650,000.........Federal Home Loan Banks, due 2/05/99 ........5.00       646,815
774,000.........Federal Home Loan Banks, due 2/10/99 ........5.00       769,872
1,250,000.......Federal Home Loan Banks, due 2/17/99 ........5.45     1,242,020
505,000.........Federal Home Loan Banks, due 2/19/99 ........5.00       501,604
866,000.........Federal Home Loan Banks, due 2/19/99 ........5.45       860,201
6,185,000.......Federal Home Loan Banks, due 2/24/99 ........5.00     6,138,539
3,685,000.......Federal Home Loan Banks, due 2/26/99 ........5.00     3,656,522
2,000,000.......Federal Home Loan Banks, due 2/26/99 ........5.00     1,997,887
3,500,000.......Federal Home Loan Banks, due 2/26/99 ........5.86     3,501,186
1,200,000.......Federal Home Loan Banks, due 3/04/99 ........5.00     1,190,080
1,000,000.......Federal Home Loan Banks, due 3/11/99 ........5.58     1,000,022
1,000,000.......Federal Home Loan Banks, due 3/12/99 ........5.61     1,000,075
1,000,000.......Federal Home Loan Banks, due 3/24/99 ........5.00       988,736
850,000.........Federal Home Loan Banks, due 3/24/99 ........5.45       849,811
1,500,000.......Federal Home Loan Banks, due 4/30/99 ........5.00     1,502,179
1,500,000.......Federal Home Loan Banks, due 5/06/99 ........5.72     1,500,507
695,000.........Student Loan Marketing Assn., due 2/10/99 ...5.00       694,974
1,000,000.......Student Loan Marketing Assn., due 2/22/99 ...5.00       998,845
5,000,000.......Student Loan Marketing Assn., due 12/02/99 ..5.00     4,998,666
                                Total Investments (100%)            $65,823,477

* Represents annualized yield at date of purchase for discount securities, or coupon for coupon-bearing securities. **Cost of investments for financial reporting and for Federal income tax purposes is the same as value.


                 See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998

ASSETS:
   Investments at value which equals
      amortized cost (note 1)                         $65,823,477
Cash                                                        9,685
   Interest receivable                                    371,737
   Receivable for fund shares sold                          8,938
   Other assets                                             7,731
         Total assets                                  66,291,568
LIABILITIES:
Payables:
   Fund shares redeemed                                   654,098
   Dividend                                                 1,723
Accrued expenses                                           81,769
Accrued management fees                                    18,773
          Total liabilities                               756,363
NET ASSETS: (applicable to 65,535,205
      outstanding shares: 500,000,000 shares
      of $.01 par value authorized)                   $65,535,205
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE
   ($65,535,205 / 65,535,205)                               $1.00
At December 3
   Paid-in capital                                    $65,540,618
   Accumulated net realized loss on
      investments                                         (5,413)
                                                      $65,535,205

STATEMENTS OF OPERATIONS
For the six months ended December 31, 1998 and the year ended June 30, 1998

                                               December 31,       June 30,
                                                   1998             1998
INVESTMENT INCOME:
   Interest.....................................$1,689,236      $3,502,320
EXPENSES:
   Investment management (note 3)..................157,444         314,628
Distribution (note 3)...............................78,786          57,314
   Transfer agent...................................40,049          66,981
   Professional (note 3)............................38,095          58,115
   Custodian........................................25,564          50,262
   Registration (note 3)............................27,554          40,078
   Shareholder administration (note 3)..............13,265          31,267
   Directors.........................................3,112           9,661
   Other............................................24,910          23,334
      Total expenses...............................408,779          51,640
      Investment management
         fees and distribution plan
         expenses waived (note ...................(115,529)       (211,225)
      Net expenses.................................293,250         540,415
      Net investment income......................1,395,986       2,961,905
NET REALIZED GAIN FROM
SECURITY TRANSACTION.................................2,607             774
      Net increase in net assets
      resulting from operatio...................$1,398,593       $2,962,679

STATEMENTS OF CHANGES IN NET ASSETS
For the six months ended December 31, 1998 and for the years ended
June 30, 1998 and 1997


                                               December 31,              30-Jun               30-Jun
                                                  1998                     1998                 1997
OPERATIONS:
  Net investment income .......................$1,395,986             $2,961,905           $3,026,307
  Net realized gain from security
  transactions .....................................2,607                    774                  401
      Net increase in net assets
      resulting from operations ................1,398,593              2,962,679            3,026,708
DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from net investment income
     ($0.022, $0.047 and $0.047 per share,
     respectively) ............................(1,395,986)            (2,961,905)          (3,025,265)
  Distributions in excess of net realized
     gains ($0.000 per share) .....................(2,607)                 -                     -
  Distributions from paid-in capital
 ($0.001 per share) ...............................   -                  (70,279)                -
CAPITAL SHARE TRANSACTIONS:
  Change in net assets resulting from
     capital share transactions (a) ............3,932,762             (1,235,973)              439,197
    Total increase (decrease) in net assets ....3,932,762             (1,305,478)              440,640
NET ASSETS:
  Beginning of period .........................61,602,443             62,907,921            62,467,281
  End of period ..............................$65,535,205            $61,602,443           $62,907,921


a) Transactions in capital shares were as follows:
   Shares sold................................$24,217,074            $49,705,407           $66,841,991
   Shares issued in reinvestment
      of distributions..........................1,381,063              2,981,463             2,945,036
   Shares redeemed............................(21,665,375)           (53,922,843)          (69,347,830)
    Net increase (decrease)...................$ 3,932,762           $(1,235,973)           $   439,197

Notes to Financial Statements

(1) The Fund is a diversified series of common stock of Bull & Bear Funds II, Inc. (the "Company"), a Maryland corporation registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to provide its shareholders maximum current income consistent with preservation of capital and maintenance of liquidity. The Fund invests exclusively in obligations of the U.S. Government, its agencies and instrumentalities, as set forth in its prospectus. On March 4, 1998, the Board of Directors of the Fund approved a change in the fiscal year end to December
31. Previously, the fiscal year end was June 30. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The market value of the Fund's portfolio securities is cost adjusted for amortization of premiums and accretion of discounts. Premiums and discounts are amortized in accordance with income tax regulations. Dividends from net investment income (investment income less expenses plus or minus all realized gains or losses on the Fund's portfolio securities) are declared daily and reinvested or paid monthly. Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. At December 31, 1998, the Fund had an unused capital loss carryforward of approximately $5,400 of which $5,200 and $200 expire in 2002 and 2003, respectively.

(3) The Fund retains Bull & Bear Advisers, Inc. as its Investment Manager. Under the terms of the Investment Management Agreement, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund, at the annual rate of .50 of 1% of the first $250 million,
 .45 of 1% from $250 million to $500 million, and .40 of 1% over $500 million. The Investment Manager has agreed to waive all or part of its fee or reimburse the Fund monthly if and to the extent the aggregate operating expenses of the Fund exceed the most restrictive limit imposed by any state in which shares of the Fund are qualified for sale, although currently the Fund is not subject to any such limits. The Investment Manager voluntarily waived $36,743 of its management fee for the six months ended December 31, 1998. Certain officers and directors of the Fund are officers and directors of the Investment Manager and Investor Service Center, Inc., the Fund's Distributor. The Fund reimbursed the Investment Manager $17,039 for providing certain administrative and accounting services at cost for the six months ended December 31, 1998. The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). Pursuant to the Plan, the Fund may pay the Distributor a fee in an amount of one quarter of one percent per annum of the Fund's average daily net assets as compensation for distribution and service activities. The fee is intended to cover personal services provided to shareholders in the Fund and the maintenance of shareholder accounts and all other activities and expenses primarily intended to result in the sale of the Fund's shares. The distribution fees were waived by Investor Service

Center for the six months ended December 31, 1998. Investor Service Center also received $13,265 for shareholder administration services it provided to the Fund at cost for the six months ended December 31, 1998.

(4) The Fund has a committed bank line of credit. At December 31 1998, there was no balance outstanding and the interest rate was equal to the Federal Reserve Funds Rate plus 1.00 percentage point. For the six months ended December 31, 1998, the weighted average interest rate was 6.19% based on the balances outstanding during the period and the weighted average amount outstanding was $66,134.


                              FINANCIAL HIGHLIGHTS

                                                       Six Months
                                                          Ended
                                                        31-Dec-98          1998           1997           1996           1995
PER SHARE DATA                                         ----------         ------         -----          ------         ------
Net asset value at beginning of period                   $1.00            $1.00          $1.00          $1.00          $1.00
Income from investment operations:
   Net investment income                                 0.022            0.047          0.047          0.044          0.026
Less distributions:
   Distributions from net investment income             (0.022)          (0.047)        (0.047)        (0.044)        (0.026)
   Distributions from paid-in capital                      _                _              _              _              _
Net asset value at end of period                        $1.00            $1.00          $1.00          $1.00          $1.00
TOTAL RETURN                                             4.46%**           4.83%          4.81%          4.53%          2.59%
RATIOS/SUPPLEMENTAL DATA

Net assets at end of period (000's omitted)            $65,535          $62,908        $62,467        $65,278         $76,351
Ratio of expenses to average net assets (a)             .93%**            0.71%          0.90%          0.89%          0.89%
Ratio of net investment income to average net
  assets (b)                                           4.43%**            4.73%          4.70%          4.41%          2.56%


               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors and Shareholders of Bull & Bear Dollar Reserves, a series of Bull & Bear Funds II, Inc.:

     We have audited the accompanying statement of assets and liabilities of Bull & Bear Dollar Reserves, a series of Bull & Bear Funds II, Inc., including the schedule of portfolio investments as of December 31, 1998, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bull & Bear Dollar Reserves as of December 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                        TAIT, WELLER & BAKER
Philadelphia, Pennsylvania
January 15, 1999



For Fund prospectuses and other
investment information, call toll-free

1-888-503-FUND
1-888-503-3863

For shareholder services by
Direct Access, call toll-free

1-888-503-VOICE
1-888-503-8642
Or, access the Fund on the web at
www.mutualfunds.net